Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Taxes Payable
VAT payable	¥ 50,881		¥ 16,519	¥ 13,920
EIT payable	31,181		20,599	6,913
Withholding individual income taxes for employees	20,465		12,941	7,844
Withholding income tax payable	18,300		12,302	5,510
Others	6,365		5,495	4,318
Total	¥ 127,192	$ 19,493	¥ 67,856	¥ 38,505